辽宁高科能源集团
Liaoning GaoKe Energy Group

February 2007

Chardan South China Acquisition Corp.

Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995, about Liaoning GaoKe Energy Group (“GaoKe”), Chardan South China Acquisition Corp. (“Chardan South”),
and the business after completion of the share exchange.  Forward looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of GaoKe management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:
business conditions in China, changing interpretations of generally accepted accounting principles; outcomes of government reviews; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which GaoKe is engaged; fluctuations in customer demand;
management of rapid growth; competition from other providers of power generation and grid development; timing approval and market acceptance of new products introduction; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks will be detailed in future filings with the Securities and Exchange Commission.  The information set forth herein should be read in light of such risks.  Neither GaoKe nor Chardan South assume any obligation to update the information contained in this presentation.

A registration statement relating to these securities will be filed with the Securities and Exchange Commission. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Chardan South China Acquisition Corp
CSCA, CSCAW, CSCAU

SPAC formed in March 2005 to acquire an operating business in the PRC

IPO in August 2005 generated gross proceeds of $34.5 million

5.75 million units @ $6.00 per unit

Signed an Agreement in Principle in January 2007 to acquire GaoKe Energy Group

Currently undergoing a U.S. GAAP audit

CSCA will file a registration statement with the SEC shortly after the audit becomes available

NASDAQ application will be filed during the registration statement review process

GaoKe Energy Group

The Leading Private Provider of Distributed Power Generation

and Micro Power Grids in China

About Distributed Power Generation &
Micro Power Grids

Low cost, local GREEN energy generation systems for factories and small towns

Uses byproducts from factories, refuge sites, etc. to generate inexpensive electricity and heat

Steam is primary source of energy for these distributed power generation systems in China today

Installations are very cost effective for producers of steel, chemical, food, cement, ethanol, pharmaceuticals, etc.

-Usually 1 to 2 year payback

GaoKe has installed and is currently developing systems ranging from 5MW to 300MW in factories and as stand-alone facilities

Electricity and heat can be used within a factory and to nearby users

Excess electricity can be sold to the national grid

Older manufacturing facilities in China did not install distributed power generation systems

Resistance from State owned power companies

Government historically had low cost power

New Government 5-Year Plan recommends distributed power generation as a way to help alleviate the national power shortage going forward, and it highlights

Alternative power supply initiative for new heavy industry plants

Use in new development zones in rural communities

New 5 Year Plan changes dynamics of China’s power industry toward PROMOTING Distributed
Generation

About GaoKe’s Distributed
Generation Business

GaoKe is the Leading Provider of Distributed Power Generation and Micro

Power Grids in China

Only private company permitted to design, construct, and install micro power grids in China

State-owned companies that are permitted to build new power plants and grids DO NOT
COMPETE in distributed generation:

Lack the know-how and experience to successfully develop distributed generation systems

Focus on developing power plants to supply the central (national) power grid

GaoKe Company Overview

An engineering services company, founded in 2003 by Jinxiang Lv, a leader in China’s power industry for over 30 years and a pioneer in China’s distributed power generation industry

200 employees with 150 engineers

Qualified engineers in China cost ~1/5 of Western engineers

Company actually provides higher pay, more benefits and a more rigorous screening of new recruits to ensure that it continues to obtain and retain the best engineering talent available

Substantial growth since inception

Unaudited Chinese GAAP after-tax earnings have grown from $600,000 in 2003 to about $7 million in 2006

Future growth expected to accelerate

Inclusion by Central Government in 11th 5-year plan has increased interest in distributed power generation

Number of new sales leads and contract signings increasing dramatically

Partnerships with China Sciences Academy in Guangzhou and Tsinghua University should lead to additional green energy commercialization opportunities

Distributed Power Generation and
Micro Power Grid Benefits

Benefits

Substantially lowers the cost of electricity and heat

Quick payback of investment

Minimizes overall power losses because power is transported locally

System efficiency very high due to Co-generation (combined heat and power) capability

Easy to maintain due to containment of grid in a small area

Micro power grids are less vulnerable to disruptions by natural disasters, terrorism, wars, etc.

“Green” Technology

“Green” Technology

Up to 90% thermal efficiency versus 30-40% efficiency for traditional large coal-fired power plants

Distributed Generation uses less than ½ the amount of coal (or other fuel) to produce the same electricity and heat output

Traditional power plants have a low thermal efficiency due to inability to transport heat over long distances

Distributed Power Generation can be fueled by green energy sources

Includes solar, wind, biomass, fuel cells, other gases, etc.

Commonly used in countries (other than China) as a backup power system or for peak load shaving

Expected to be more widely used over time

PRC government expected to remove restrictions prohibiting the national grid from supplying power to a micro grid

Subsidization of micro power grids will be instituted, further shortening the payback period

As subsidization of national power network decreases over time, cost will increase

Use of alternate energy sources increases

Why Distributed Power Generation
Makes Sense

In China

Fast return on investment

ROI ~1 to 2 years for factories that incorporate distributed generation systems into their new facilities

-Cost of producing electricity is ~$0.01-$0.03 per KwH versus ~$0.06-$0.09 per KwH from national grid

ROI  ~4 years for distributed power generation facilities in new development zones that can supply heat and power to nearby factories and/or national grid

-Can now legally sell excess electricity to the national grid at ~$0.04 per KwH or to nearby factories at ~$0.05 per KwH

Can control total energy costs

No longer subject to price increases from State-Owned companies for power from national grid

No longer subject to present and projected rolling blackouts

New requirements of Central Government for State-owned power companies to buy expensive wind and solar power is expected to lead to further increase in electricity prices from national grid

Growth of Chinese industry creating concerns about the ability of national grid to fuel demand

Distributed Generation assures ongoing supply of power and heat without dependence on the national grid

Government promotion of Green technologies

Present coal burning plants highly polluting

Government focus on increasing living standards in Rural areas “made-to-order” for micro power grids

HUGE market potential

China’s National Development & Reform Commission estimated that China’s annual expenditure on new power generation each year until 2010 will be $65-$75 billion

-GaoKe management projects that distributed generation will account for 10% of this total expenditure ($6.5-$7.5 billion)

Why Distributed Power Generation
Makes Sense

In other Developing Countries

GaoKe is beginning to supply systems in SE Asia

Central power grids are not fully developed

Commonly do not reach rural or developing areas

Typically unreliable

Expensive to install and expand

Substantial interest in implementing “green” technologies as industry expands

Learned from China’s mistake of ignoring the environment during its rapid industrial expansion

Political and economic instability create risks for consistent operation of a central power grid

War or terrorism could take out a national power system

Distributed generation systems less vulnerable

GaoKe’s Contracts

GaoKe has SUBSTANTIAL CONTRACTS that will ensure growth

Contract Details

Pricing typically ranges from $500,000 to $800,000 per MW

Projects for over 600MW to be completed over the next 20 months

Additional contracts in the pricing phase

In China

Existing contracts alone should result in substantial earnings growth in 2007 and 2008

Recently signed a ~$160 million contract for a 300MW project in Inner Mongolia that will begin in March 2007 and is expected to run through October 2008

Other large contracts are in final stages

International

Recently signed 2 contracts totaling ~$25 million in India, with additional Indian contracts in process

Ongoing discussions with Indonesia’s State Power Company

Need distributed power generation to provide power to remote island communities that cannot be accessed from the central grid

Barriers to Entry

   High Barriers to Entry into China’s Energy Market

Government Permission

China’s power industry is highly regulated and GaoKe is the only private company presently permitted to design, construct and install micro power grids

Experience

GaoKe is the only private company with distributed generation and micro power grid experience in China

-Know-how very valuable for creating systems that can be installed quickly and operate efficiently

-Thorough understanding of regulations and approval processes in China

Know-How and Proprietary Processes

Management began developing distributed generation in the 1980s after becoming frustrated with the inefficiencies of the central grid system

Learned from initial mistakes to create systems that run automatically in real-time

Proprietary know-how balances input of steam, air, and water to maximize system efficiency

Has a platform that can be implemented with minimal adjustments

-80% of the design of a second system in an industry can be adapted from a previous system installed in that industry

-60% of the design of a first system in a new industry can be adapted from the platform

Employs its own programming for automated control software to monitor system performance and status of every piece of equipment involved

-Can diagnose and fix problems remotely

New Energy Technology
Development

GaoKe is Focused on Developing New Renewable Energy Technologies

R&D Center owned by GaoKe established with Tsinghua University in Beijing

Tsinghua University is one of the most distinguished research universities in China

Center develops new technology and processes for GaoKe’s distributed generation systems

Has expertise in Wind Turbine Technology

GaoKe exclusively funds a Cooperation Center with the China Science Academy in Guangzhou

One of the most renowned research institution in Asia for developing new energy technologies

Possesses substantial expertise in wind, solar, magnetic, geothermal, tidal, and biomass gasification

New technologies developed by their joint efforts owned 70% by GaoKe and 30% by the Science Academy

Projects currently under investigation include:

Multiple Renewable Energy Sources in Complementary Use

   -Enables the efficient use of two or more technologies together to power a single source

-e.g. a street lamp that is powered by both wind and solar

Ground-Source Heat Pumps

   -Uses a single, shallow well to provide heating, cooling and hot water to buildings using much less power

Biomass Electric Generation System

   -Efficiently transfers biomaterials into combustible gas for home heating

Wind Power

   -New materials and designs

Owners of GaoKe, on an all-or-none-basis each year, will be issued 1.0 million shares of common stock each year if they achieve after-tax profits in the following amounts for 2007, 2008, and 2009, and 2.0 million shares of common stock each year if they receive after tax profits in the following amounts for 2010, 2011, and
2012:

                          Year Ending 12/31                           After-Tax Profit (USD)

                                                        2007                   $  14,000,000

                                                       2008                   $  19,000,000

                                                       2009                   $  29,000,000

                                                       2010                   $  44,000,000

                                                       2011                   $  63,000,000

                                                       2012                   $  87,000,000

Incentive Based Compensation

Investment	Shares At Closing	Warrants	Incentive Shares	Total Shares
Gaoke Shareholders			**13,000,000**		9,000,000	22,000,000
Investors			**7,000,000**			**18,500,000**
SPAC Common Stock	$	31,000,000				
SPAC Warrants	$	57,500,000		11,500,000		
TOTALS	$	88,500,000	20,000,000			40,500,000

Cap Table

Summary

Experienced Management Team

Profitable & Cash Flow Positive

The leading company in China’s Distributed Generation / Micro Power Grid Market

Recently began receiving Central Government support

Potential market size estimated at $6.5-$7.5 billion per year

10% of annual spend on new power generation

High barriers to entry

Substantial existing contracts

New contracts in China and Southeast Asia in 2007 and 2008 should incrementally add to earnings

Significant opportunity in China’s other Alternative Energy Markets

New energy technologies are anticipated to be commercialized in the next few years

APPENDIX:  Payment Schedule of a
Typical Contract

30% of the contract value is a down payment when the contract is signed

In some cases, this 30% down payment will be paid at the time the design work begins

65% of the contract value paid in even increments on a monthly basis over the expected term of the contract

5% of the contract value paid one year from the date of completion

In connection with the pending transaction, Chardan South will cause a subsidiary (“Chardan Sub”) to file with the
SEC a Registration Statement on Form S-4 containing a Proxy Statement/Prospectus for the stockholders of
Chardan South. The stockholders of Chardan South are urged to read the Registration Statement and the Proxy
Statement/Prospectus, when it is available, as well as all other relevant documents filed or to be filed with the SEC, because they will contain important information about GaoKe, Chardan South, Chardan Sub and the proposed transaction. The final Proxy Statement/Prospectus will be mailed to stockholders of Chardan South after the
Registration Statement is declared effective by the SEC. Chardan South stockholders will be able to obtain the
Registration Statement, the Proxy Statement/Prospectus and any other relevant filed documents for free at the SEC’s website (www.sec.gov). These documents can also be obtained for free from Chardan South by directing a request to
Lori Johnson c/o Chardan Capital, 625 Broadway, Suite 1111, San Diego, CA 92101.

GaoKe, Chardan South and their respective directors and officers may be deemed to be participants in the solicitation of approvals from Chardan South stockholders in respect of the proposed transaction. Information regarding Chardan
South’s participants will be available in the Proxy Statement / Prospectus. Additional information regarding the interests of such participants will be included in the Registration Statement containing the Proxy Statement /
Prospectus.